Decommissioning provision	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions [abstract]
Decommissioning provision

15. Decommissioning provision

The decommissioning provision consists of land rehabilitation, demolition of buildings and mine facilities, and related costs. Although the ultimate amount of the decommissioning provision is uncertain, the fair value of these obligations is based on information currently available, including closure plans and the Company’s interpretation of current regulatory requirements.

Fair value is determined based on the net present value of future cash expenditures upon reclamation and closure. Reclamation and closure costs are capitalized into property, plant and equipment depending on the nature of the asset related to the obligation and amortized over the life of the related asset.

The decommissioning provision relates to reclamation and closure costs of the Company’s Cosalá Operations, Galena Complex, and Relief Canyon Mine. The decommissioning provision is estimated at an undiscounted amount of $10.2 million over a period of 1 to 13 years, and discounted using a risk-free rate varying from 1.6% to 7.2%.

	December 31,	December 31,
	2019	2018
Provisions, beginning of year	$3,791	$3,948
Acquisition of Pershing Gold	1,223	—
Decommissioning costs and change in estimates	2,541	(353)
Accretion on decommissioning provision	210	196

Provisions, end of year	$7,765	$3,791